BlackRock FundsSM

BlackRock Short Obligations Fund

BlackRock Ultra-Short Obligations Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 25, 2013 to the
BlackRock Shares Summary Prospectus of each Fund

Effective immediately, the BlackRock Shares Summary Prospectus of each Fund is amended as set forth below:

The chart in the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

BlackRock Shares
Minimum Initial Investment	•	$5,000,000 for institutions and individuals;
	•	There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans;
	•	BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	There is no minimum amount for additional investments.

Shareholders should retain this supplement for future reference.

SPRO-OBL-BLK-0613SUP